UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 6, 2012

Date of Report (Date of earliest event reported)

Zynga Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35375	42-1733483
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

699 Eighth Street

San Francisco, CA 94103

(Address of principal executive offices and zip code)

(855) 449-9642

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors or Certain Officers

On November 6, 2012, David Wehner notified Zynga Inc. (the “Company”) of his resignation from the Company, effective November 13, 2012. Mr. Wehner ceased to be the Company’s Chief Financial Officer on November 7, 2012.

Appointment of Certain Officers

On November 7, 2012, the Company’s Board of Directors appointed Mark Vranesh as the Company’s Chief Financial Officer. Mr. Vranesh, age 45, has reassumed the duties of Chief Financial Officer of the Company having previously served as the Company’s Chief Financial Officer from May 2008 to August 2010. Mr. Vranesh has served as the Company’s Chief Accounting Officer since August 2010 and will continue in this role. From April 2006 to April 2008, Mr. Vranesh served as the Vice President of Finance and Administration and Corporate Controller of Fortinet, Inc. (NASDAQ: FTNT), a computer and network security company. From 2000 to 2004, he served as Vice President of Finance and Corporate Controller, and from 2004 to 2006, he served as General Manager, at Support.com, Inc. (then SupportSoft, Inc.) (NASDAQ: SPRT), an online technology support company. Mr. Vranesh became a Certified Public Accountant in California and holds a Bachelor’s degree from the California Polytechnic State University in San Luis Obispo.

There are no family relationships between Mr. Vranesh and any director or executive officer of the Company and he has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On November 7, 2012, the Company’s Board of Directors appointed David Ko as the Company’s Chief Operations Officer. Mr. Ko, age 41, had served as the Company’s Chief Mobile Officer since November 2010. He was responsible for leading the Company’s mobile business globally, and oversaw all strategy, product development, engineering, business development, as well as monetization activities for the business. Beginning in July 2012, Mr. Ko also assumed responsibility for the Company’s With Friends, Casino, Mid-Core, Draw Something and Casual franchises on web and mobile. Before joining the Company, Mr. Ko served in a variety of positions at Yahoo! Inc. (NASDAQ: YHOO), an Internet company, from April 2000 to October 2010, most recently as Senior Vice President of Audience, Mobile, and Local businesses. Mr. Ko holds a Bachelor’s degree from the Stern School of Business at New York University.

There are no family relationships between Mr. Ko and any director or executive officer of the Company and he has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYNGA INC.

Dated: November 13, 2012	By:	/s/ Mark Vranesh
Mark Vranesh
Chief Financial Officer and Chief Accounting Officer